Markman
                                   MULTIFUNDS

                                        Semi-Annual
                                        Report

                                        June 30, 1998
                                        Unaudited

                                        Conservative Allocation Portfolio
                                        Moderate Allocation Portfolio
                                        Aggressive Allocation Portfolio

The Gain and Pain Continues
--------------------------------------------------------------------------------

Second quarter delivers more of the same: a dream or a nightmare, depending on where you're invested.

Talk about a second quarter minefield! Investors in large cap U.S. growth funds saw another 2% or so tacked onto healthy first quarter gains. Small cap U.S. funds, on the other hand, lost some 5%! Overseas, the story was the same. European funds gained 5% while emerging markets funds plummeted an additional 20%! Makes for a pretty sloppy and confusing picture, especially for those who constructed a "prudently diversified" portfolio. When all was said and done, the average stock fund lost about a third of a percent.

We're pleased to report that, for the most part, we successfully navigated the quarter. All three MultiFund portfolios ended in the black. Both the Moderate and Aggressive Portfolios handily beat their comparative indices. The Conservative Allocation, however, lagged its benchmark.

We did a fair amount of reallocating during the quarter, reducing or eliminating positions in real estate, small caps, and international funds. Most of those dollars went to expanding our exposure in large cap U.S. stock funds like Marsico Focus, Janus Twenty, and White Oak Growth.

We remain extremely positive in our market outlook and expect the major averages to end the year a good deal higher than they are now. The best returns will continue to come from the largest companies; small caps and foreign holdings will likely continue to disappoint. We caution, however, that the new highs we see ahead are most likely to occur after a short-term -- and possibly painful -- sell off. So be prepared, ride it out, and reap the reward.

We remain extremely positive in our market outlook and expect the major averages to end the year a good deal higher than they are now.

------------------------------------------------------------------------------
                                    Markman

LARGE CAP VS. SMALL CAP REVISITED

The most significant ongoing story for investors this year has been the continued underperformance of small company stocks (and the funds that invest in them) relative to large company stocks. Since their last surge in the spring of 1996, small caps have returned less than half as much as the S&P 500. As large company shares continue to appreciate while small caps languish, one hears an almost unanimous chorus from market observers and asset allocators that the relative valuations favor small caps. In other words, the historic valuations of large caps have gotten so "expensive" relative to small caps that smart investors should cut back on the overpriced large issues and allocate more dollars to the currently bargain priced small issues.

This argument appears intuitively obvious: sell high, buy low. What could be more prudent? There's only one problem. In this case, it's wrong.

--------------------------------------------------------------------------------
Small caps are highly unlikely to outperform large caps over any extended period. And, then you adjust or the extra risk in small caps, they look even worse. A quick look at the reasons why provides compelling evidence.
--------------------------------------------------------------------------------

1. Remember the downsizing crisis in the early 1990s, when thousands of middle managers were laid off? We are now seeing the gain from that pain. Large companies are leaner, more agile, less bureaucratic and more forward looking than ever.

2. Technological developments that lead to increased productivity (fax, modems, computer networks, etc.) are finally beginning to reach a critical mass of effectiveness. The technologies allow large multinationals to communicate and respond in ways we previously thought only small companies could.

3. We are now a global market. With the growth of emerging economies and the fall of communism, markets representing over two billion consumers now exist that were simply not a factor 20 years ago. Large companies, with a depth of financial and managerial resources are best able to take advantage of this.

4. The new global economy is certainly not without risk, as we've vividly seen over the past year. We've also seen that those companies with the broadest, most diversified base of operations will be best able to withstand the inevitable storms.

Continued on the next page.
--------------------------------------------------------------------------------
                                    Markman                                    1

--------------------------------------------------------------------------------
Reasons for large cap dominance (cont.)
--------------------------------------------------------------------------------

5. When recovery and future growth returns to troubled foreign economies, those U.S. companies who will most benefit will be those who have significant market penetration overseas such as Citicorp, Ford, Merrill Lynch, Merck, etc. So if you want to be in on Asia's recovery, the safest way is with U.S. multinationals.

6. Foreigners, particularly Europeans, are buying U.S. stocks like never before. Net foreign purchases of U.S. equities so far this year exceeds that of the last ten years combined! And what are they buying? Large caps, of course! This trend is highly likely to continue as foreign institutions are currently still grossly under-weighted in U.S. stocks.

7. U.S. retail investors are not contrarians: their dollars tend to follow the leaders. Expect more money to flow to top performing large cap and index funds and away from small cap laggards.

8. Institutional managers are increasingly afraid of getting into a stock they cannot get out of. We call this the "roach motel" effect. The higher the market climbs, the greater the fear of a painful correction. Institutions look ahead to exit strategies and put a premium on liquidity, thus allocating more dollars to large, easily sold stocks.

9. A large cap fund can theoretically own a stock that appreciates for a decade or more. By contrast, a small cap fund inevitably sees its best picks leave the portfolio due either to mergers or appreciation that turns the small cap stock into a large cap stock. What remains over time are the losers and mediocre performers. This makes for a difficult competitive situation.
--------------------------------------------------------------------------------

So should one conclude that small cap investing is dead? No, there are still fine small companies whose stock will return handsomely for investors. Unfortunately, small cap funds must take small positions in many different stocks; the "focused" approach (20 - 25 stocks) that is proving so successful in large cap funds is nearly impossible to execute in the small cap arena.

Our judgment is that, given the relative market advantages of large caps and the difficulty of small cap funds to take enough winning positions, it makes little sense from a risk / reward perspective to maintain the traditional 20 - 30% allocations in small caps. Unless and until the underlying fundamentals change, our equity exposure will be predominantly large cap U.S.

Small caps are highly unlikely to outperform large caps over any extended period.

--------------------------------------------------------------------------------
2                                   Markman

Revisiting Our Move to Large Cap Technology Funds

Earlier this year, we shared with you our conclusions that "the only good tech stock is a big tech stock." Accordingly, we sold our positions in those tech funds that owned small and mid-sized companies and added to Rydex OTC, a fund that owns the 100 largest stocks on the NASDAQ. Here's how the numbers played out in the second quarter:

------------------------------------------------------------------------------------------------
                                 Median Market Cap     Percentage of Portfolio    Second Quarter
                                 of Top 10 holdings          in Top 10              1998 Return
------------------------------------------------------------------------------------------------
Rydex OTC                          $48.2 Billion                65%                    9.90%
------------------------------------------------------------------------------------------------
T. Rowe Price Science & Tech       $14.2 Billion                30%                    1.10%
------------------------------------------------------------------------------------------------
PBHG Select Technology             $941 Million                 32%                   -1.50%
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Keeping Our Portfolios in Correct Correlation

(Chart illustrating comparative performance of Aggressive Allocation Portfolio, Moderate Allocation Portfolio, and Conservative Allocation Portfolio from 12/31/97 to 6/30/98.)
--------------------------------------------------------------------------------

In these types of market conditions, with differences of returns among asset groups so large, traditional allocation choices and techniques often produce results opposite of what is intended.

In this environment, our greatest challenge at Markman MultiFunds is to make sure the relative dynamic of our three funds maintains its integrity and predictability. We take our labels -- Conservative, Moderate, Aggressive -- seriously. The last thing we want, and the last thing you need, is for our Conservative Portfolio to be more volatile than our Aggressive Portfolio. The graph above illustrates the path each Portfolio has taken this year. As you can see, we have created three very distinct risk/reward dynamics. By doing so, we hope to help you create the allocations in our MultiFunds that will best fit your expectations.

--------------------------------------------------------------------------------
                                    Markman                                    3

Aggressive Allocation Portfolio
--------------------------------------------------------------------------------

Our  Goal:  To  achieve  high  long-term   growth   consistent  with  reasonable
diversification. A fully invested portfolio, largely stock oriented, will be maintained at all times, thus creating relatively high volatility.

During the second quarter, we continued to position the portfolio to take maximum advantage of what we continue to believe will be a positive market environment. We aggressively increased our large cap growth positions, adding dollars to Rydex Nova and Rydex OTC. We took advantage of the bond rally to shift our zero coupon positions to White Oak Growth, a large-cap focused fund.

At the same time, we reduced our small cap and international positions. This summer finds us with our largest exposure ever to large-cap U.S. stocks in general, with an above market weighting in large-cap technology stocks. We do not view these allocations as short-term tactical moves. They are long-term strategic positionings we believe will enhance performance in the "large cap dominant" environment we see ahead.

--------------------------------------------------------------------------------
                               Content Breakdown
--------------------------------------------------------------------------------
                                   Unaudited

U.S. Stocks...................         86%
International Stocks..........          7%
Bonds.........................          0%
Cash..........................          7%
--------------------------------------------------------------------------------

Portfolio Comparison
--------------------------------------------------------------------------------

***Bar Chart***

--------------------------------------------------------------------------------
                                     Markman Aggressive   Lipper Global Flexible
                                    Allocation Portfolio         Fund Index

12 mos. ending 6/98                         19.0%                   11.3%
--------------------------------------------------------------------------------
3 years annualized                          16.7%                   14.6%
--------------------------------------------------------------------------------
Annualized since inception*                 21.9%                   15.8%
--------------------------------------------------------------------------------
*from February 1, 1995
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Portfolio of Investments (Unaudited)
Markman Aggressive Allocation Portfolio -- June 30, 1998
------------------------------------------------------------------------------------------------------
Fund                                                       Shares   Market Value  % of Total  Status**
------------------------------------------------------------------------------------------------------
The Rydex Series Nova Fund*                                489,830   $15,072,057     16.8%       +
------------------------------------------------------------------------------------------------------
White Oak Growth Stock Fund                                384,856    14,074,200     15.7%      new
------------------------------------------------------------------------------------------------------
The Rydex Series OTC Fund*                                 365,701    11,117,313     12.4%       +
------------------------------------------------------------------------------------------------------
Franklin Mutual Financial Services Fund-- Class Z*         697,580     9,975,401     11.1%       -
------------------------------------------------------------------------------------------------------
Stein Roe Growth Stock Fund*                               239,101     9,772,043     10.9%       +
------------------------------------------------------------------------------------------------------
Oakmark Small Cap Fund*                                    494,665     9,690,487     10.8%       -
------------------------------------------------------------------------------------------------------
Transamerica Premier Equity Fund*                          409,179     9,353,837     10.4%       +
------------------------------------------------------------------------------------------------------
Franklin Mutual European Fund-- Class Z                    345,472     5,188,988      5.8%       -
------------------------------------------------------------------------------------------------------
CGM Focus Fund*                                            428,330     4,617,402      5.2%
------------------------------------------------------------------------------------------------------
Miscellaneous-- Money Market Fund                        1,052,485     1,052,485      1.1%
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $75,295,710)                                  89,914,213    100.2%
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                       (170,023)    (0.2)%
------------------------------------------------------------------------------------------------------
NET ASSETS                                                          $ 89,744,190    100.0%
------------------------------------------------------------------------------------------------------

* Non-income producing security
** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter; "new" means did not appear in prior quarter. See accompanying notes to financial statements.

--------------------------------------------------------------------------------
4                                   Markman

Moderate Allocation Portfolio
--------------------------------------------------------------------------------

Our  Goal:   To  blend  our   Conservative   and   Aggressive   approach   in  a
middle-of-the-road portfolio that aims for higher return than a Conservative approach but lower volatility than an Aggressive stance.

The Moderate Portfolio continues to blend the primary trend ideas from the Conservative and Aggressive Portfolios. Thus, even though a comparison of the Content Breakdown from March 31 and June 30 shows little difference, we have, in reality, effected a significant change in dynamic. As noted in the Conservative Portfolio, we have scaled back on the degree to which we have broadly diversified. Those traditional techniques have not proven effective in achieving the reduction of risk we have sought.

By "simplifying" our allocations, we are maximizing the positive impact of the two strongest portfolio components, large cap U.S. stocks and U.S. bonds. We are using "focused" funds like Marsico and Janus Twenty to get what we feel is the best bang for our buck. These selections have enabled us to greatly increase our correlation to the market (and thus potentially increase returns) while only adding some 2-3 percent to our equity exposure.

--------------------------------------------------------------------------------
                               Content Breakdown
--------------------------------------------------------------------------------
                                   Unaudited

U.S. Stocks...................         69%
International Stocks..........          8%
Bonds.........................         16%
Cash..........................          7%
--------------------------------------------------------------------------------

Portfolio Comparison

***Bar Chart***
--------------------------------------------------------------------------------
                                       Markman Moderate       Lipper Flexible
                                     Allocation Portfolio        Fund Index

12 mos. ending 6/98                         17.0%                   19.3%
--------------------------------------------------------------------------------
3 years annualized                          17.5%                   17.6%
--------------------------------------------------------------------------------
Annualized since inception*                 19.0%                   19.3%
--------------------------------------------------------------------------------
*from February 1, 1995
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Portfolio of Investments (Unaudited)
Markman Moderate Allocation Portfolio -- June 30, 1998
------------------------------------------------------------------------------------------------------
Fund                                                       Shares   Market Value  % of Total  Status**
------------------------------------------------------------------------------------------------------
Marsico Focus Fund*                                      1,016,603   $13,978,291     16.0%       +
------------------------------------------------------------------------------------------------------
The Rydex Series Nova Fund*                                444,044    13,663,237     15.6%
------------------------------------------------------------------------------------------------------
Janus Twenty Fund                                          277,610    11,684,612     13.3%      new
------------------------------------------------------------------------------------------------------
Northeast Investors Trust                                  876,418    10,411,851     11.9%       +
------------------------------------------------------------------------------------------------------
PAAP America Abroad Fund                                   343,047     9,876,322     11.3%       +
------------------------------------------------------------------------------------------------------
Franklin Mutual Beacon Fund-- Class Z                      540,544     8,416,272      9.6%       -
------------------------------------------------------------------------------------------------------
Franklin Mutual Discovery Fund-- Class Z                   338,638     7,162,190      8.2%
------------------------------------------------------------------------------------------------------
Oakmark Small Cap Fund*                                    341,189     6,683,893      7.6%       -
------------------------------------------------------------------------------------------------------
American Century Benham Target
Series 2020 Fund*                                          134,553     4,576,161      5.2%       -
------------------------------------------------------------------------------------------------------
Miscellaneous -- Money Market Fund                       1,158,256     1,158,255      1.3%
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $77,800,054)                                  87,611,084    100.0%
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                         16,576      0.0%
------------------------------------------------------------------------------------------------------
NET ASSETS                                                           $87,627,660    100.0%
------------------------------------------------------------------------------------------------------

* Non-income producing security
** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter; "new" means did not appear in prior quarter. See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    5

Conservative Allocation Portfolio
--------------------------------------------------------------------------------

Our Goal: To capture returns close to that of a typical portfolio -- cautiously balanced among stocks, bonds, and money market funds -- while keeping short-term volatility closer to that of an intermediate bond portfolio.

We cannot stress enough that although our general market outlook is quite positive, we feel compelled to manage the Conservative Portfolio in a more "glass half-empty" fashion. As this is the portfolio for those with a very low tolerance for market volatility, we have traditionally used a broad diversification model to execute our strategy. Recently, as asset classes such as small cap, international, and value have struggled, this broad mix has been more of a hindrance than a help.

We have studied this long and hard and conclude our cautious risk/return parameters will be better achieved by cutting back on some of our previous allocations (small cap, international, sectors such as real estate, etc.) and "bar belling" the portfolio with our best shot in equities (large cap U.S.) balanced out with a healthy counterweighting of bonds and cash.

So far, this strategy seems to be working. As the quarter ended, performance had picked up substantially though we actually had slightly less equity exposure than at the beginning of the quarter.

--------------------------------------------------------------------------------
                               Content Breakdown
--------------------------------------------------------------------------------
                                   Unaudited

U.S. Stocks ..................         45%
International Stocks .........          5%
Bonds ........................         40%
Cash .........................         10%
--------------------------------------------------------------------------------

Portfolio Comparison

***Bar Chart***
--------------------------------------------------------------------------------
                                    Markman Conservative           Blended**
                                    Allocation Portfolio            Index

12 mos. ending 6/98                         11.4%                   15.9%
--------------------------------------------------------------------------------
3 years annualized                          13.7%                   15.3%
--------------------------------------------------------------------------------
Annualized since inception*                 14.7%                   16.8%
--------------------------------------------------------------------------------
**A blend consisting of 75% Lipper Balanced Fund Index and 25%
Lehman Intermediate Bond Index.

*from February 1, 1995
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Portfolio of Investments (Unaudited)
Markman Conservative Allocation Portfolio -- June 30, 1998
------------------------------------------------------------------------------------------------------
Fund                                                       Shares   Market Value  % of Total  Status**
------------------------------------------------------------------------------------------------------
Northeast Investors Trust                                  440,860   $ 5,237,421     15.8%
------------------------------------------------------------------------------------------------------
Dodge & Cox Balanced Fund                                   74,030     5,136,961     15.5%
------------------------------------------------------------------------------------------------------
Janus Twenty Fund                                          113,757     4,788,026     14.4%      new
------------------------------------------------------------------------------------------------------
UAM FPA Crescent Portfolio                                 285,588     4,563,704     13.8%      new
------------------------------------------------------------------------------------------------------
Marsico Growth & Income Fund*                              315,484     4,129,690     12.5%       +
------------------------------------------------------------------------------------------------------
Franklin Mutual Qualified Fund-- Class Z                   201,168     3,965,013     12.0%       -
------------------------------------------------------------------------------------------------------
American Century Benham Target Series
   2010 Fund*                                               45,841     2,573,517      7.8%
------------------------------------------------------------------------------------------------------
SoGen International Fund, Inc.                              52,318     1,413,634      4.2%       -
------------------------------------------------------------------------------------------------------
American Century Benham Target Series
   2015 Fund*                                               27,504     1,265,163      3.7%
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $30,557,178)                                  33,073,129     99.7%
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                        106,727      0.3%
------------------------------------------------------------------------------------------------------
NET ASSETS                                                           $33,179,856    100.0%
------------------------------------------------------------------------------------------------------

* Non-income producing security
** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter; "new" means did not appear in prior quarter. See accompanying notes to financial statements.

--------------------------------------------------------------------------------
6                                   Markman

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities  o  June 30, 1998 (Unaudited)

                                                     Markman        Markman        Markman
                                                Conservative       Moderate     Aggressive
                                                  Allocation     Allocation     Allocation
                                                   Portfolio      Portfolio      Portfolio
------------------------------------------------------------------------------------------
ASSETS

Investments in securities:
   At acquisition cost ......................   $ 30,557,178   $ 77,800,054   $ 75,295,710
                                                ============   ============   ============
   At value (Note 1) ........................   $ 33,073,129   $ 87,611,084   $ 89,914,213
   Cash .....................................             --            818             --
Receivable for securities sold ..............      1,200,000             --             --
Receivable for capital shares sold ..........         45,000        129,772         57,505
Dividends receivable ........................            677            918          1,760
Other assets ................................          6,416             --             --
                                                ------------   ------------   ------------
   Total Assets .............................   $ 34,325,222   $ 87,742,592   $ 89,973,478
                                                ============   ============   ============

------------------------------------------------------------------------------------------
LIABILITIES

Bank overdraft ..............................   $  1,017,767             --             --
Payable for capital shares redeemed .........        104,083         51,248        157,700
Payable to affiliates (Note 3) ..............         23,516         63,684         71,588
                                                ------------   ------------   ------------
   Total Liabilities ........................      1,145,366        114,932        229,288
                                                ------------   ------------   ------------

------------------------------------------------------------------------------------------
NET ASSETS ..................................   $ 33,179,856   $ 87,627,660   $ 89,744,190
                                                ============   ============   ============
Net assets consist of:
Paid-in capital .............................   $ 29,439,274   $ 74,108,660   $ 73,237,984
Undistributed net investment income (loss) ..        262,119         64,243       (379,020)
Accumulated net realized gains from
   security transactions ....................        962,512      3,643,727      2,266,723
Net unrealized appreciation on investments ..      2,515,951      9,811,030     14,618,503
                                                ------------   ------------   ------------
   Net Assets ...............................   $ 33,179,856   $ 87,627,660   $ 89,744,190
                                                ============   ============   ============
Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value) (Note 5) .......      2,681,307      6,696,654      6,227,140
                                                ============   ============   ============
Net asset value, redemption price and
   offering price per share (Note 1) ........   $      12.37   $      13.09   $      14.41
                                                ============   ============   ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    7

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statements of Operations  o  For the six months ended June 30, 1998 (Unaudited)

                                                    Markman Conservative      Markman Moderate       Markman Aggressive
                                                    Allocation Portfolio    Allocation Portfolio    Allocation Portfolio
INVESTMENT INCOME
Dividend income ................................       $    342,080            $    471,412            $      9,092
                                                       ------------            ------------            ------------
EXPENSES
Investment advisory fees .......................            162,135                 400,169                 402,320
Independent trustees' fees .....................              7,000                   7,000                   7,000
                                                       ------------            ------------            ------------
   Total Expenses (Note 3) .....................            169,135                 407,169                 409,320
                                                       ------------            ------------            ------------
NET INVESTMENT INCOME (loss) ...................            172,945                  64,243                (400,228)
                                                       ------------            ------------            ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from
      security transactions ....................            893,528               3,690,526               2,617,674
   Capital gain distributions from
      other investment companies ...............             68,984                      --                      --
   Net change in unrealized
      appreciation/depreciation
      on investments ...........................            542,045               4,464,343               8,473,611
                                                       ------------            ------------            ------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS          1,504,557               8,154,869              11,091,285
                                                       ============            ============            ============
NET INCREASE IN NET ASSETS FROM OPERATIONS .....       $  1,677,502            $  8,219,112            $ 10,691,057
                                                       ============            ============            ============

--------------------------------------------------------------------------------
Statements of Changes in Net Assets o For the periods ended June 30, 1998 and December 31, 1997

                                                        Markman Conservative                Markman Moderate
                                                        Allocation Portfolio              Allocation Portfolio
                                                  Six months ended    Year Ended    Six months ended    Year Ended
                                                   June 30,1998     Dec. 31, 1997    June 30,1998     Dec. 31, 1997
                                                    (Unaudited)                       (Unaudited)
FROM OPERATIONS:
Net investment income (loss) ...................    $    172,945     $    923,212     $     64,243     $  1,645,556
Net realized gains from security transactions ..         893,528        1,417,864        3,690,526        6,181,757
Capital gain distributions from other
   investment companies ........................          68,984        1,498,259               --        3,734,672
Net change in unrealized appreciation/
   depreciation on investments .................         542,045        1,268,051        4,464,343        3,184,691
                                                    ------------     ------------     ------------     ------------
Net increase in net assets from operations .....       1,677,502        5,107,386        8,219,112       14,746,676
                                                    ------------     ------------     ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income ...........              --         (835,373)              --       (1,645,585)
Distributions in excess of net investment
   income (Note 1) .............................              --         (416,485)              --       (1,325,397)
Distributions from net realized gains ..........              --       (2,379,863)              --       (8,443,248)
                                                    ------------     ------------     ------------     ------------
Decrease in net assets from distributions
   to shareholders .............................              --       (3,631,721)              --      (11,414,230)
                                                    ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5):
Proceeds from shares sold ......................       5,062,034       12,294,435        6,503,136       18,522,359
Net asset value of shares issued in
   reinvestment of distributions to shareholders              --        3,578,467               --       11,294,729
Payments for shares redeemed ...................     (10,239,871)     (23,247,508)     (13,482,881)     (25,388,050)
                                                    ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from
   capital share transactions ..................      (5,177,837)      (7,374,606)      (6,979,745)       4,429,038
                                                    ------------     ------------     ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........      (3,500,335)      (5,898,941)       1,239,367        7,761,484

NET ASSETS:
Beginning of period ............................      36,680,191       42,579,132       86,388,293       78,626,809
                                                    ------------     ------------     ------------     ------------
End of period ..................................    $ 33,179,856     $ 36,680,191     $ 87,627,660     $ 86,388,293
                                                    ============     ============     ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME ............    $    262,119     $     89,174     $     64,243     $         --
                                                    ============     ============     ============     ==========

                                                        Markman Aggressive
                                                       Allocation Portfolio

                                                 Six months ended     Year Ended
                                                   June 30,1998     Dec. 31, 1997
                                                    (Unaudited)

FROM OPERATIONS:
Net investment income (loss) ...................    $   (400,228)    $     45,400
Net realized gains from security transactions ..       2,617,674        7,715,287
Capital gain distributions from other
   investment companies ........................              --        2,595,928
Net change in unrealized appreciation/
   depreciation on investments .................       8,473,611        3,812,227
                                                    ------------     ------------
Net increase in net assets from operations .....      10,691,057       14,168,842
                                                    ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income ...........              --          (24,224)
Distributions in excess of net investment
   income (Note 1) .............................              --       (1,125,463)
Distributions from net realized gains ..........              --       (9,531,600)
                                                    ------------     ------------
Decrease in net assets from distributions
   to shareholders .............................              --      (10,681,287)
                                                    ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5):
Proceeds from shares sold ......................       8,315,482       19,230,794
Net asset value of shares issued in
   reinvestment of distributions to shareholders              --       10,481,739
Payments for shares redeemed ...................     (13,663,515)     (33,127,820)
                                                    ------------     ------------
Net increase (decrease) in net assets from
   capital share transactions ..................      (5,348,033)      (3,415,287)
                                                    ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........       5,343,024           72,268

NET ASSETS:
Beginning of period ............................      84,401,166       84,328,898
                                                    ------------     ------------
End of period ..................................    $ 89,744,190     $ 84,401,166
                                                    ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME ............    $   (379,020)    $     21,208
                                                    ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8                                   Markman

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Six Months Ended     Year Ended      Year Ended     Period Ended
                                                    June 30, 1998      December 31,    December 31,    December 31,
                                                     (Unaudited)           1997            1996           1995(A)
-----------------------------------------------------------------------------------------------------------------
MARKMAN CONSERVATIVE  ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

Net asset value at beginning of period ..............  $  11.82          $  11.49        $  10.97        $  10.00
                                                       --------          --------        --------        --------
Income from investment operations:
   Net investment income ............................      0.07              0.33            0.28            0.19
   Net realized and unrealized
      gains on investments ..........................      0.48              1.31            1.19            1.61
                                                       --------          --------        --------        --------
Total from investment operations ....................      0.55              1.64            1.47            1.80
                                                       --------          --------        --------        --------
Less distributions:
   Dividends from net investment income .............        --             (0.30)          (0.28)          (0.19)
   Distributions in excess of net investment income .        --             (0.15)          (0.18)          (0.04)
   Distributions from net realized gains ............        --             (0.86)          (0.49)          (0.60)
                                                       --------          --------        --------        --------
Total distributions .................................        --             (1.31)          (0.95)          (0.83)
                                                       --------          --------        --------        --------
Net asset value at end of period ....................  $  12.37          $  11.82        $  11.49        $  10.97
                                                       ========          ========        ========        ========
Total return ........................................      4.65%            14.27%          13.41%          18.00%
                                                       ========          ========        ========        ========
Net assets at end of period (000's) .................  $ 33,180          $ 36,680        $ 42,579        $  9,852
                                                       ========          ========        ========        ========
Ratio of expenses to average net assets .............      0.95%(B)          0.95%           0.95%           0.95%(B)
Ratio of net investment income to
   average net assets ...............................      0.48%(B)          2.38%           3.21%           3.02%(B)
Portfolio turnover rate .............................        98%(B)            48%            104%            176%
-----------------------------------------------------------------------------------------------------------------
MARKMAN MODERATE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

Net asset value at beginning of period ..............  $  11.90          $  11.49        $  11.31        $  10.00
                                                       --------          --------        --------        --------
Income from investment operations:
   Net investment income ............................      0.01              0.26            0.18            0.06
   Net realized and unrealized gains
      on investments ................................      1.18              1.96            1.08            2.39
                                                       --------          --------        --------        --------
Total from investment operations ....................      1.19              2.22            1.26            2.45
                                                       --------          --------        --------        --------
Less distributions:
   Dividends from net investment income .............        --             (0.26)          (0.18)          (0.06)
   Distributions in excess of net investment income .        --             (0.21)          (0.14)          (0.24)
   Distributions from net realized gains ............        --             (1.34)          (0.76)          (0.84)
                                                       --------          --------        --------        --------
Total distributions .................................        --             (1.81)          (1.08)          (1.14)
                                                       --------          --------        --------        --------
Net asset value at end of period ....................  $  13.09          $  11.90        $  11.49        $  11.31
                                                       ========          ========        ========        ========
Total return ........................................     10.00%            19.38%          11.11%          24.50%
                                                       ========          ========        ========        ========
Net assets at end of period (000's) .................  $ 87,628          $ 86,388        $ 78,627        $ 38,988
                                                       ========          ========        ========        ========
Ratio of expenses to average net assets .............      0.95%(B)          0.95%           0.95%           0.95%(B)
Ratio of net investment income to average
   net assets .......................................      0.15%(B)          1.96%           1.34%           0.77%(B)
Portfolio turnover rate .............................       108%(B)            82%            280%            141%
-----------------------------------------------------------------------------------------------------------------

MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

Net asset value at beginning of period ..............  $  12.74          $  12.26        $  11.79        $  10.00
                                                       --------          --------        --------        --------
Income from investment operations:
   Net investment income (loss) .....................     (0.06)             0.01            0.05            0.01
   Net realized and unrealized gains
      on investments ................................      1.73              2.32            1.34            3.11
                                                       --------          --------        --------        --------
Total from investment operations ....................      1.67              2.33            1.39            3.12
                                                       --------          --------        --------        --------
Less distributions:
   Dividends from net investment Income .............        --             (0.01)          (0.05)          (0.01)
   Distributions in excess of net investment income          --             (0.19)          (0.11)          (0.23)
   Distributions from net realized gains ............        --             (1.65)          (0.76)          (1.09)
                                                       --------          --------        --------        --------
Total distributions .................................        --             (1.85)          (0.92)          (1.33)
                                                       --------          --------        --------        --------
Net asset value at end of period ....................  $  14.41          $  12.74        $  12.26        $  11.79
                                                       ========          ========        ========        ========
Total return ........................................     13.11%            18.96%          11.72%          31.21%
                                                       ========          ========        ========        ========
Net assets at end of period (000's) .................  $ 89,744          $ 84,401        $ 84,329        $ 42,325
                                                       ========          ========        ========        ========
Ratio of expenses to average net assets .............      0.95%(B)          0.95%           0.95%           0.95%(B)
Ratio of net investment income (loss)
   to average net assets ............................     (0.93%)(B)         0.05%           0.34%           0.15%(B)
Portfolio turnover rate .............................       104%(B)           141%            340%            204%


(A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995.
(B)  Annualized.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    9

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end, diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers three series of shares to investors: the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio (collectively, the Funds). The Trust was capitalized on November 28, 1994, when the Funds' investment adviser, Markman Capital Management, Inc. (the Adviser), purchased the initial shares of each Fund at $10.00 per share. The public offering of shares of the Funds commenced on January 26, 1995. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares to the Adviser.

The Markman Conservative Allocation Portfolio seeks to provide current income and low to moderate growth of capital. The Markman Moderate Allocation Portfolio seeks growth of capital and a reasonable level of current income. The Markman Aggressive Allocation Portfolio seeks capital appreciation without regard to current income.

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Shares of open-end, management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term and long-term capital gains made by mutual funds in which the Funds invest as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income by the Funds.

Distributions to shareholders -- Distri-butions to shareholders arising from each Fund's net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securi-ties sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Each of the Funds files a tax return annually using tax accounting methods required under provisions of the Code which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Funds invest and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for Federal income tax purposes. As a result of such differences, reclassifications were made to the components of net assets to conform to generally accepted accounting principles.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 1998:

--------------------------------------------------------------------------------
                                        Markman         Markman         Markman
                                   Conservative        Moderate      Aggressive
                                     Allocation      Allocation      Allocation
                                      Portfolio       Portfolio       Portfolio

Gross unrealized appreciation      $  2,526,113    $  9,775,808    $ 14,343,580
Gross unrealized depreciation           (10,162)         (8,580)        (76,047)
                                   ------------    ------------    ------------
Net unrealized appreciation           2,515,951       9,767,228      14,267,533
                                   ============    ============    ============
Federal income tax cost of
portfolio investments              $ 30,557,178    $ 77,846,856    $ 75,646,680
                                   ============    ============    ============

--------------------------------------------------------------------------------
10                                  Markman

2.   INVESTMENT TRANSACTIONS

During the six months ended June 30, 1998, purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $17,261,380 and $21,442,603, respectively, for the Markman Conservative Allocation Portfolio, $46,113,197 and $52,228,860, respectively, for the Markman Moderate Allocation Portfolio, and $44,620,049 and $49,863,142, respectively, for the Markman Aggressive Allocation Portfolio.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other trustees and officers of the Trust are also officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of .95% of average daily net assets of each Fund. The Adviser pays all operating expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of independent Trustees and any extraordinary expenses. In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's independent Trustees.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT
Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust, the Adviser and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for each of the Funds. CFS supervises the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS also calculates the daily net asset value per share and maintains the financial books and records of each Fund. For the performance of these services, the Adviser, out of its investment management fee, pays CFS a monthly base fee, an asset based fee, and a fee based on the number of shareholder accounts. In addition, the Adviser pays out-of-pocket expenses including but not limited to, postage and supplies.

4.   BANK LOANS

The Trust has an unsecured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. For the six months ending June 30, 1998, the Trust had no borrowings on this line of credit. No compensating balances are required.

5.   FUND SHARE TRANSACTIONS

Proceeds and payments from capital share transactions as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

-----------------------------------------------------------------------------------------------------------------------------------
                                           MARKMAN CONSERVATIVE             MARKMAN  MODERATE               MARKMAN AGGRESSIVE
                                           ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO

                                        Six Months                      Six Months                      Six Months
                                           Ended,      Year Ended,         Ended,      Year Ended,         Ended       Year Ended,
                                       June 30, 1998  Dec. 31, 1997    June 30, 1998  Dec. 31, 1997    June 30, 1998  Dec. 31, 1997
                                        (Unaudited)                     (Unaudited)                     (Unaudited)

Shares sold                               417,766       1,007,092         518,679       1,475,542         608,803       1,394,595

Shares issued in reinvestment
  of distributions to shareholders             --         302,747              --         949,137              --         822,743

Shares redeemed                          (840,543)     (1,912,551)     (1,080,244)     (2,009,044)     (1,007,412)     (2,470,930)
                                        ---------       ---------       ---------       ---------       ---------       ---------

Net increase (decrease) in
  shares outstanding                     (422,777)       (602,712)       (561,565)        415,635        (398,609)       (253,592)

Shares outstanding, beginning
  of period                             3,104,084       3,706,796       7,258,219       6,842,584       6,625,749       6,879,341
                                        ---------       ---------       ---------       ---------       ---------       ---------
Shares outstanding, end
   of period                            2,681,307       3,104,084       6,696,654       7,258,219       6,227,140       6,625,749
                                        =========       =========       =========       =========       =========       =========

--------------------------------------------------------------------------------
                                    Markman                                   11

                      INVESTING IN THE MARKMAN MULTIFUNDS
--------------------------------------------------------------------------------
                       Investment forms may be ordered by
                             calling 1-800-707-2771

These forms are available:
o  Account Application
o  IRA Application
o  IRA Transfer Request
o  Dollar Cost Averaging Application
o  Systematic Withdrawal Plan Request
o  Automatic Investment Request
o  Company Retirement Account Application
o Company Retirement Plan Prototype [includes Profit Sharing, Money Purchase, 401(k)]
o  403(b) Plan and Application
--------------------------------------------------------------------------------
The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase The Markman MultiFunds through: Charles Schwab &
Company (1-800-266-5623), Jack White and Company (1-800-323-3263), Fidelity Investments (1-800-544-7558), and Waterhouse Securities (1-800-934-4443), among others. There is NO TRANSACTION FEE when you purchase the Markman MultiFunds through these discount brokers.
--------------------------------------------------------------------------------
For  ADDITIONAL  FORMS or ANSWERS TO ANY  QUESTIONS  just  contact  The  Markman
MultiFunds  (between  the  hours  of  8:30  AM  and  7:30  PM  EST):  TOLL-FREE:
1-800-707-2771
--------------------------------------------------------------------------------
PORTFOLIO/STRATEGY UPDATE
To hear Bob Markman's weekly market overview and
MultiFund activity report.                                        1-800-975-5463
--------------------------------------------------------------------------------
PROSPECTUS
For copies of the Markman Prospectus.                             1-800-395-4848
--------------------------------------------------------------------------------
PRICELINE
For up-to-the-minute net asset values and account values.         1-800-536-8679
--------------------------------------------------------------------------------
HELPLINE
For an application form, for assistance in completing as
application, or for general administrative questions.             1-800-707-2771
--------------------------------------------------------------------------------
ONLINE
Check for net asset values and more!                             www.markman.com
--------------------------------------------------------------------------------

                     Markman                     Investment Adviser                      Shareholder Services
----------------     MULTIFUNDS                  Markman Capital Management, Inc.        c/o Countrywide Fund Services, Inc.
     NO-LOAD         ----------                  6600 France Ave. So.                    312 Walnut Street, 21st Floor
100% MUTUAL FUND     For investors too smart     Minneapolis, Minnesota  55435           Cincinnati, Ohio 45202-3874
     COUNCIL         to do it themselves         Telephone:  612-920-4848                Telephone: 513-629-2070
----------------                                 Toll-free: 1-800-395-4848               Toll-free: 1-800-707-2771

Authorized for distribution only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
12                                  Markman

Markman
MULTIFUNDS
----------                        FIRST CLASS
For investors too smart
to do it themselves


6600 France Avenue South
Minneapolis, Minnesota  55435